UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2017

Commission file number:   000-53662

IRONCLAD ENCRYPTION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	81-0409475
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

777 Post Oak Lane, Houston TX	77056
(Address of principal executive offices)	(Zip Code)

(832) 614-4736

(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01  Other Events.

On January 23, 2017, Ironclad Encryption Corporation, BTHI, the registrant, contracted a group that has significant relationships within various industries to assist in business development activities. The group will focus on these specific areas: retail, energy, banking and finance, medical and media.  Within the next 90 days, the group will be in contact with multiple Fortune 500 companies with interests and operations spanning the target spectrum.

Ironcladencryption.com includes details of product technology, services, and significant developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

IRONCLAD ENCRYPTION CORPORATION

Date: January 24, 2017

       /s/ James D. McGraw

By: ______________________

       James D. McGraw

Its:  President